VCC 2026-4 ABS-15G

Exhibit 99.13

VCC 2026-4 Velocity Commercial Capital, LLC4

Opus Capital Markets Consultants, LLC

5599 San Felipe Street - Suite 420| Houston, TX 77056 | www.opuscmc.com | 224.632.1300

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Executive Narrative

September 23, 2026

Performed by

Opus Capital Markets Consultants, LLC

For

Velocity Commercial Capital, LLC

This report summarizes the results of a due diligence review performed on (631) loans provided by Velocity Commercial Capital, LLC (“Client” or “VCC”) who provided Opus Capital Markets Consultants, LLC (Consultant) with a data tape, from which 100% of the loan sample was chosen and loaded into the LauraMac underwriting software. Consultant performed a Guideline credit review on three hundred fifty-nine (359) of the loans.

Opus conducted a review of the origination appraisal documentation for each loan and property not included in the Guideline Review. This encompassed six hundred thirty-one (631) loans representing six hundred sixty-one (661) properties.

For each loan and property, Opus reviewed the applicable appraisal to determine what the property condition was and if the appraiser indicated any damage or safety concerns at the time of the inspection.

Review	Below Average Property Grade	Properties with Visible Damage	Properties with Health or Safety Issues
Property Review	2	9	0

As detailed herein, the Review Population contains 92 small balance commercial loans and 267 Investor 1-4 Family. The loans were re-underwritten in accordance with the lender guidelines in terms of Exhibit A. The review was conducted between July 9, 2025 through September 17, 2026, via imaged files and provided by the Client (the “Review.”)

The Review totals for mortgage loans within the final securitization population, were as follows:

Property Type	Review Population	Pool Population	% Population Reviewed
Small Bal CRE	92	132	69.70%
Investor 1-4 Family	267	499	53.51%
Total	359	631	56.89%

The SBA loans below are a subset of the previous table.

Review	Program Type	Loan Type	Review Population	Pool Population	% Population Reviewed
Guideline Review (Including Data Integrity)	504 1st	SBA	6	6	100.00%

Total Guideline Review			6	6	100.00%

Notes: All of the loans in the guideline review received a Non-Owner Occupancy review

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Review	Property Type	Review Population	Pool Population	% Population Reviewed
Non-Owner Occupancy ("NOO")	Investor 1-4 Family (not included in Guideline Review	232	499	46.49%
Total NOO Review		232	499	46.49%

DBRS, Inc. (“DBRS”) who is the NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class.

The valuation review was split based on the underlying property type, either residential or commercial. All commercial mortgage loans were assigned an “A” NRSRO valuation grade. For this review, Opus did not order any secondary valuation products. However, the client requested a secondary valuation for 267 residential mortgage loans.

EXHIBIT A

Scope of Services:

Guideline Review

Opus will review the loan file for conformity of the items listed below to the underwriting guidelines that were provided to Opus by Client.

In the Guideline Review Population there were six (6) SBA mortgage loans. Opus conducted a review of the 6 SBA loans in accordance with the established guidelines. Our review process aligned with the same criteria used for the guidelines review.

Guideline Review: Opus will review each mortgage loan originated in accordance with guidelines provided by the Client to include if applicable:

Transaction type:

Borrower characteristics	LTV/CLTV/HTLTV	Property type
Loan characteristics	Representative credit score,	Property usage
DSCR (if applicable)	Asset reserves	Occupancy

Credit Application: For the Credit Application, Opus will review the application for: (i) was signed by all listed borrowers, (ii) was substantially filled out, and (iv) included the borrower’s employment history.

Credit Report: Opus’s review will include: the presence of a credit report for each borrower and that such borrower’s credit profile & representative credit score adhered to guidelines.

Borrower Experience: Opus will review documentation provide, such as REO Schedule or Track Record and compare to guideline requirements, as applicable.

Property Management Experience: Opus will review the property management questionnaire or other documentation to support the experience necessary per guidelines.

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Business Entity Documents: Opus will review the Business Entity documentation provided as outlined and required per guidelines, which could include Articles of Incorporation, Articles of Organization, Operating Agreement, By-Laws, Certificate of Good Standing, Members Consent, or other documentation required by guidelines.

Rent and/or Lease: Opus will review the lease or other acceptable documentation to support the rental amount as outline in the guidelines.

Guarantor: Opus will review the guarantor as outlined in the guidelines

Asset Review: Opus will review the asset documentation provided in the loan files to the guideline requirements. Utilizing this documentation, Opus will complete a review of the reserve calculation.

Hazard/Flood Insurance/Taxes: Opus will review the insurance present on the mortgage loan. During this review, as applicable per guidelines.

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Business Purpose Affidavit: Opus will review for the present of affidavit confirming the property will be for commercial/investment purpose, including any cash out and they the subject property or any proceeds will not be for personal use.

Environment Report: Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

Background or Fraud Report: Opus will review the background or fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Opus will condition the mortgage loan for the missing fraud report product.

Closing Document Review: Opus will review the closing documents are present, Borrower(s) names, Subject Property Address, Legal Description, Signed by Borrowers

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Loan File Documentation

Each loan file submitted to Opus for review should contain all documents used to underwrite, review, and close the loan.  This would include but not limited to the following (*where applicable):

1008

1003 – Applications Initial

1003 – Application Final

AUS (DU/LP)

Loan Approvals

Underwriting worksheets

Income worksheets

Rate Lock

Change of Circumstances

Loan Estimates (LE)

Closing Disclosures (CD)

FACTA Disclosures

State Required Disclosures

Federal Required Disclosures

Signature tracking

Net Tangible Benefit Disclosure

Credit Report(s)

Fraud Report

OFAC Report (if not on credit)

Letter of Explanations

Borrower Identification

Business License*

Income Documentations

Asset Documentation

Appraisal(s)

Third Party Valuation (Desk Review/AVM/BPO/Field Review)

Purchase Contract

Environmental Reports

Non Owner Certification & Identification

Final CD/HUD1/Settlement Statement

Flood Insurance

Flood Certification

Mortgage Insurance

Right of Recession

Mortgage/Deed of Trust & Riders

Note & Addendums

Power of Attorney

Entity Documentation

Insurance

RE Tax Certification

Occupancy Affidavit

Business/Investment Purpose Affidavit

Title

Closing Protection Letter

HOA Information

Condo Documents

Guaranty Agreements*

Business P&L*

Business P&L*

Purchase Agreement*

Occupancy & Business Purpose LOI

Rent Roll *

Business Purpose Certification

Cash Out Letter

Verification of Mortgage/Rent

RE Taxes Information

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Non-Owner Occupancy Review

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan. Additionally, Opus will complete the following:

Review the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership) or an Individual(s).

Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.

Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

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Valuation Review

Opus’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property.

Opus’s review will include:

●	the appropriate form,

●	materially complete

●	the address matched the mortgage note,

●	in conformity with the guideline requirements for the property type in question,

●	completed by an appraiser that was actively licensed to perform the valuation,

●	completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA,

●	made and signed prior to the final approval of the mortgage loan application,

●	completed and dated within the guideline restrictions,

●	the current use of the property is legal or legal non-conforming (grandfathered)

●	Photos present for Subject property and comparables

●	the appraisal report does not include any apparent environmental problems

●	made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

FIRREA Title XI – Check for the presence of the appraiser’s license and review for the presence of any red flags that may pose a risk to the property or occupants

USPAP – Review the appraiser’s certification is present and executed within the original appraisal.

Valuation Waterfall

Loan originated with a full Appraisal will review to the following:

●	CU Score = < 2.5, no additional valuation required

●	To comply with Rating Agency criteria of inspection, photos and supporting valuation, Client may require an AVM and/or 2055 Drive By Appraisal. Client will provide written notification to Opus of any additional valuation products required.

●	CU Score . 2.5 or not applicable, desk review or like product to support Appraisal value within a 10% tolerance

●	If value is supported within 10% tolerance, nothing further is needed

●	If value is not supported within 10% tolerance, additional valuations products may be used to support the value, such as but not limited to: Field Review, BPO, Reconciliation, 2055 or 2nd Appraisal

Only at Clients request and at Client’s expense, Opus can order any requested products for a Third Party Vendor that is currently set up to accept business from Opus. Alternately, Client may cause a third party velation products to be independently obtains by Opus from Client’s third party provider. If products are provided directly from Client and Opus does not have independent access, this will be noted in the Narrative.

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Client expressly understands and agrees that Opus makes no representation or warrant as to the value of the subject property. Opus is not acting as an Appraisal Management Company and therefore it does not opine on the actual value of the subject property. Opus is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Opus will not have any communication with or responsibility to any individual consumer concerning property valuation.

Property Condition Review

The purpose of the Property Condition Review is to assess the overall condition of the subject property and identify any material concerns or red flags. This review is conducted using valuation products provided by the Client, with a focus on the following key areas:

Property Condition Assessment

●	The Consultant shall verify that the property is reported to be in average or better condition

●	If the property is identified as being in below average or worse condition, a Finding shall be issued

Property Damage Evaluation

●	The Consultant shall review the Appraiser’s comments and photos to determine if any significant damage is present

●	A Finding shall be issued if the estimated cost to cure exceeds 5% of the loan amount, up to a maximum of $20,000, or as otherwise specified in the applicable guidelines

Health and Safety Review

●	Key Safety Aspects

Structural Integrity:

▪	The home must be structurally sound, with no visible signs of major issues in the foundation, roof, or walls

Hazardous Materials:

●	The property must be free of hazardous materials like asbestos and peeling lead-based paint, especially in older homes

Pest Infestations:

▪	Evidence of termites or other pest infestations

Electrical Systems:

●	There should be no exposed electrical wires or loose wiring, and outlets must be properly installed

Consultant will identify potential safety hazards, including:

●	Broken windows or doors

●	Lack of handrails on stairs

●	Signs of significant water damage or mold

Properties with cited health and safety/damage/deferred maintenance outside of VCC’s guideline allowance can be graded with a property condition “B” if there is an escrow holdback listed on the Settlement Statement/CD that covers the cost to cure for repairs.

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Data Comparison

Opus will perform a data compare review of data fields provided by the Client via loan tape mutually agreed upon by the Parties to the applicable source documents found in the actual file.  Opus will notate discrepancies in accordance with the tolerance levels provided by the Client.

Number of Units	Next Interest Rate Change Date	Occupancy
Amortization Term	ARM Initial Interest Rate Cap	Interest Rate
Amortization Type	ARM Initial Interest Rate Maximum	Qualifying Loan Amount
Primary Appraised Property Value	ARM Initial Interest Rate Minimum	Qualifying LTV
Borrower First Name	ARM Subsequent Interest Rate Cap	Initial Monthly P&I Or IO Payment
Borrower Last Name	ARM Lifetime Interest Rate Maximum	Term
Property City	ARM Lifetime Interest Rate Minimum	Prepayment Penalty Total Term
Sales Price	Property Type	Prepayment Penalty Calculation
Calculated DSCR	Lien Position	Loan Purpose
First Interest Rate Change Date	Final Qualifying Property Value	Purpose of Refinance
First Payment Change Date	Margin	Qualifying FICO
ARM Rate Index Type	Maturity Date	Property State
Interest Only Flag	Modification Flag	Property Address
ARM Subsequent Interest Rate Change Frequency	Note Date	Property Zip Code

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Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were sixteen (16) obligors with multiple loans in the pool.

Guideline Review

Tape Discrepancies

Data Element	Count	Accuracy
Amortization Term	5	98.61%
Total Number of Loans	359

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third-party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not affect value or habitability
C	C	C	C	Any of the following items: Origination value and third-party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

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S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not affect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Loan Review Findings

The following summarizes Consultant’s final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated September 23, 2026.

Overall Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	149	41.50%
B	202	56.27%
C	8	2.23%
D	0	0.00%

Credit Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	151	42.06%
B	206	57.38%
C	2	0.56%
D	0	0.00%

Property Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	351	97.77%
B	2	0.56%
C	6	1.67%
D	0	0.00%

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GUIDELINE CREDIT REVIEW RESULTS

Of the three hundred fifty-nine (359) mortgage loans reviewed by Opus, two hundred six (206) were assigned a Credit grade of “B” and involved lender-issued guideline exceptions. A total of three hundred four (304) credit exceptions were granted.

Of the three hundred fifty-nine (359) mortgage loans reviewed by Opus, two (2) were assigned a Credit grade of “C”.

Additionally, 42.06% of the mortgage loans reviewed received a Credit grade of “A”.

GUIDELINE VALUATION REVIEW RESULTS

Of the three hundred fifty-nine (359) mortgage loans reviewed by Opus, two (2) were assigned a Valuation grade of “B” and involved lender-issued guideline exceptions. A total of two (2) valuation exceptions were granted.

Of the three hundred fifty-nine (359) mortgage loans reviewed by Opus, six (6) were assigned a Valuation grade of “C”.

Additionally, 97.77% of the mortgage loans reviewed received a Valuation grade of “A”.

Non-Owner Occupancy Review

Tape Discrepancies

Data Element	Count	Accuracy
Amortization Term	9	96.12%
Total Number of Loans	232

Loan Grading

Overall Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	232	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

Credit Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	232	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

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N/O/O CREDIT REVIEW RESULTS

Of the two hundred thirty-two (232) mortgage loans reviewed by Opus, none (0) were assigned a property grade of “C”.

Additionally, 100.00% of the mortgage loans reviewed received a Credit grade of “A”.

Loans Reviewed: 631

532833	433700	750635	922777	814469	569416	210144	350011	796411
835582	243561	552717	572844	876761	387301	237696	428726	842389
820805	950407	718640	366258	134363	484909	809856	175498	333476
824536	608845	374856	658341	123605	606008	878905	765760	688017
292384	580943	298374	570644	426844	799270	673743	288407	198679
414003	584342	163986	975862	377381	766441	347047	505753	574784
898618	171417	354634	479413	397275	950117	152010	641231	688637
297211	956350	236847	162233	565519	677374	976136	613034	712925
188391	137019	168323	222912	543707	222404	653945	169190	794844
683931	141730	868081	483121	504423	536787	903364	270335	628767
989728	207694	498726	309187	919320	873956	936239	434766	353441
354283	205756	310159	651914	781207	643271	238471	723649	363251
961721	711504	623974	751843	296549	584295	378689	338305	115332
339702	359175	743477	191663	771758	359592	490828	346707	380644
403826	871443	411135	116016	954755	266797	983856	930106	580233
152528	318310	984024	213213	796675	236601	559243	305066	291573
117180	804460	292536	393509	712992	628642	397083	427484	419819
168719	963364	947729	889152	459372	772831	457324	526129	980245
423770	749666	171008	602708	202936	477331	706898	142036	530824
441168	475957	576357	329350	861803	591476	548748	463606	434363
758361	422913	974805	822923	845425	579402	136395	969211	840736
412061	905848	551643	600961	426480	300784	100815	164028	559340
724255	183267	275631	341660	839959	158989	986567	185934	903433
900540	120755	291010	956855	696939	885003	411362	384906	352595
228806	892933	302829	113094	928396	816954	905357	144686	297092
911775	729649	605801	749033	886579	245877	126833	566213	347497
315529	967580	603789	223442	220312	385560	108214	345127	694526
119491	615725	558739	618320	207786	640573	386949	433301	896829
642850	116984	219068	900414	577625	826446	390312	564532	974791
726053	292882	907018	659445	236072	909647	764213	960887	233485
885244	818550	894837	787520	743270	824511	281609	964486	873177
167176	762115	241037	400031	709193	400474	718028	586022	495856
409778	187232	858436	562634	830533	242031	450209	104560	428247
538783	698673	944456	430234	156327	243181	297409	646973	461423
458842	746410	869057	512760	920014	249479	941348	464825	676821
860020	473605	861042	127474	164881	515016	798733	402272	693173
800548	139185	617132	362748	496114	897523	469492	906565	519330
769378	550059	560487	855728	511790	886793	207765	845637	739297
714071	522714	920624	254405	102579	890387	613651	478646	522601
602103	267231	322840	266860	753161	514045	220554	436532	865094
662999	431793	117307	626665	884630	762350	950603	971393	126729
506220	634268	862101	832305	435346	538611	911861	327865	764080
506672	240080	591241	205847	204688	723077	288694	976274	532722
965492	403093	535618	326652	326901	251334	361857	470774	484060
868333	926900	578627	776651	495676	568434	395487	455637	823855
453912	551181	255240	377192	881592	146122	923828	400507	553635
149001	383149	425282	806467	406542	149710	379707	948073	191042
686386	106051	422523	941824	276475	347887	395978	926080	899963
751115	263138	804267	563904	973031	249457	614062	612449	190620
509465	952223	511354	587188	802472	478928	618765	227371	526852
944336	794086	463423	418631	365573	959240	239429	609964	454560
586389	622045	383173	582964	738804	664472	400823	101951	160121
137415	144483	826112	334736	658844	507041	699745	960443	837672
980927	773372	944716	849886	554225	596444	141459	917320	867055
649611	849592	811017	787264	907468	821064	974385	618782	411403
394672	510922	359793	937298	977863	183204	506333	886703	514918
364330	108590	836259	526448	425339	123721	414016	846377	292590
682717	318573	148926	806136	560436	617967	722189	371401	740656
425351	554016	808639	579517	665643	768344	426421	396142	169874
217343	825250	561338	547854	541834	527344	207847	368702	771323
972489	166303	803060	724550	666936	998820	442139	980182	197402
476755	921162	638295	888416	429217	516426	373024	571194	456669
304692	239287	728855	666249	852885	319214	497464	677956	952924
422519	650694	221751	397964	383767	989675	500431	111364
863661	380102	441197	150289	139345	266294	834164	874383
940468	639810	490519	542043	980281	141142	588162	904277
753046	389433	314338	959205	293369	300178	207265	918997
495169	543846	649701	399550	896053	670411	885391	524836
310797	866906	934575	443547	662508	549753	578408	805344
380752	845506	885850	973276	757952	426585	171875	538887
942198	821158	800940	630870	603723	965842	333731	675001

If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com.

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